Exhibit 99.1

athenahealth, Inc. Reports Third Quarter 2009 Results

-- 37% Revenue Growth Over Third Quarter of 2008

-- 61% Adjusted Gross Margin and 19% Adjusted EBITDA Margin

-- Adjusted Net Income of $5.0 Million, or $0.14 Per Diluted Share

WATERTOWN, Mass.--(BUSINESS WIRE)--October 29, 2009--athenahealth, Inc. (Nasdaq: ATHN) (the “Company”), a leading provider of Internet-based business services for physician practices, today announced financial and operational results for the third quarter of 2009. The Company will conduct a conference call on Friday, October 30, 2009, at 8:00 a.m. Eastern Time to discuss these results and management’s outlook for future financial and operational performance.

Total revenue for the three months ended September 30, 2009, was $48.7 million, compared to $35.4 million in the same period last year, an increase of 37%.

“We made great strides in the third quarter on initiatives to improve operational scalability, client performance and market awareness of our unique capabilities” said Jonathan Bush, the Company’s Chairman, President, and Chief Executive Officer. “We continue to experience strong growth as medical groups turn to our service-based model in order to improve their clinical, financial and operational performance.”

For the three months ended September 30, 2009, non-GAAP Adjusted EBITDA grew to $9.5 million, or 19% of revenue, from non-GAAP Adjusted EBITDA of $6.1 million, or 17% of revenue, in the same period last year. As previously announced, following the reversal of a valuation allowance against U.S. deferred tax assets in the fourth quarter of 2008, the Company’s reported GAAP Net Income and non-GAAP Adjusted Net Income now reflect a full GAAP tax rate. Accordingly, non-GAAP Adjusted Net Income for the third quarter of 2009 was $5.0 million, or $0.14 per diluted share, compared to non-GAAP Adjusted Net Income of $4.8 million, or $0.14 per diluted share, in the same period last year. GAAP Net Income for the quarter was $2.1 million, compared to GAAP Net Income of $3.7 million in the same period last year.

“Our differentiated business model continues to yield rapid and reliable growth while our ongoing effort to increase automation has brought us to the threshold of our 2011 target gross margin range,” said Carl Byers, the Company’s Chief Financial Officer. “This economic engine enables us to make increasing investments in growth and innovation while also driving bottom line progress toward our long-term margin profile.”

Byers continued, “While our third quarter bottom line result was flat year-over-year due to application of a full tax rate, for the balance of 2009 our growth and margin momentum is likely to drive meaningful year-over-year bottom line progress.”

Key metrics and milestones in the third quarter of 2009 included the following:

  $1.2 billion in collections posted to client accounts in the third quarter of 2009, compared to $0.9 billion in the same quarter of 2008
  14,835 active physicians using athenaCollectorSM in the third quarter of 2009, compared to 11,967 in the same quarter of 2008
  22,100 active medical providers using athenaCollector in the third quarter of 2009, compared to 17,297 in the same quarter of 2008
  1,270 active medical providers using athenaClinicalsSM in the third quarter of 2009, 780 of whom were physicians, compared to 549 providers and 400 physicians in the same quarter of 2008
  Launched federal stimulus bonus payment guarantee program for physicians nationwide

As of September 30, 2009, the Company had cash, cash equivalents, and short-term investments of $104.6 million and short- and long-term debt and capital lease obligations of $12.1 million.

A reconciliation of the Company’s financial results determined in accordance with United States Generally Accepted Accounting Principles (GAAP) to certain non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Explanation of Non-GAAP Financial Measures.”

Conference Call Information

To participate in athenahealth’s live conference call and webcast, dial 877-852-6580 (719-325-4758 for international calls) using conference code 2478148 or visit the Investors section of the Company’s website at: http://www.athenahealth.com. A replay will be available for one week following the conference call at 888-203-1112 (719-457-0820 for international calls) using conference code 2478148. A webcast replay will also be archived on the Company’s website following the conference call.

About athenahealth, Inc.

athenahealth, Inc. is a leading provider of Internet-based business services for physician practices. The Company’s service offerings are based on proprietary web-native practice management and electronic health record (EHR) software, a continuously updated payer knowledge-base, integrated back-office service operations, and automated and live patient communication services. For more information, please visit http://www.athenahealth.com or call 888-652-8200.

Explanation of Non-GAAP Financial Measures

athenahealth management believes that in order to properly understand the Company’s short-term and long-term financial trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures prepared in accordance with GAAP. These items result from facts and circumstances that vary in frequency and/or impact on continuing operations. In addition, management uses results of operations before such items to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition to the description provided below, reconciliations of GAAP to non-GAAP results are provided in the financial statement tables included in this press release.

In this press release the Company defines “Adjusted Gross Margin” as total revenue, less direct operating expense, plus stock-based compensation expense allocated to direct operating expense, and amortization of purchased intangibles, all divided by total revenue.

The Company defines “Adjusted EBITDA” as GAAP Net Income (loss) before (benefit from) provision for income taxes, net interest (income) expense, other (income) expense, unrealized gain/loss on interest rate derivative contract, depreciation and amortization, amortization of purchased intangibles, acquisition-related expenses, and stock-based compensation expense. The Company defines “Adjusted EBITDA Margin” as Adjusted EBITDA as a percentage of total revenue.

The Company defines “Adjusted Operating Income” as GAAP Net Income (loss) before (benefit from) provision for income taxes, net interest (income) expense, other (income) expense, unrealized gain/loss on interest rate derivative contract, amortization of purchased intangibles, acquisition-related expenses, and stock-based compensation expense. The company defines “Adjusted Operating Income Margin” as Adjusted Operating Income as a percentage of total revenue.

The Company defines “Adjusted Net Income” as GAAP Net Income (loss) before other (income) expense, unrealized gain/loss on interest rate derivative contract, amortization of purchased intangibles, acquisition-related expenses, and stock-based compensation expense and “Adjusted Net Income per diluted share” as Adjusted Net Income divided by weighted average diluted shares outstanding.

These non-GAAP financial measures, as the Company defines them, may not be similar to non-GAAP measures used by other companies.

Management believes that Adjusted Gross Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Income, and Adjusted Net Income per diluted share provide useful information to investors about the Company’s performance because they eliminate the effects of period-to-period changes in costs associated with capital investments; net income from interest on the Company’s cash, cash equivalents and short-term investments; stock-based compensation expense; and similar expenses that are not directly attributable to the underlying performance of the Company’s business operations. Management uses Adjusted Gross Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Income, and Adjusted Net Income per diluted share in evaluating the overall performance of the Company’s business operations and believes that these performance measures provide useful information to investors.

With respect to stock-based compensation expense, the Company advises investors that it has adopted FASB Statement No. 123R, Share-Based Payments (“FAS 123R”), which was primarily codified into Accounting Standards Codification ("ASC") Topic 718 “Compensation – Stock Compensation”. FAS 123R was effective January 1, 2006, which requires that share-based payments, including employee stock options, be measured at their fair value and recorded as compensation expense in the Company’s financial statements. Prior to the adoption of FAS 123R, the Company was required to record stock-based compensation expense using the awards’ intrinsic values, which generally resulted in no compensation expense being recorded in the financial statements. In accordance with the modified prospective method the Company used to adopt FAS 123R, the Company’s financial statements for prior periods have not been restated to reflect, and do not include, changes in the method to expense share-based payments (including employee stock options) at their fair values.

Although management finds Adjusted Gross Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Income, and Adjusted Net Income per diluted share, useful for evaluating aspects of the Company’s business, its reliance on these measures is limited because excluded items can have a material effect on the Company’s earnings (or losses) calculated in accordance with GAAP. Therefore, management uses Adjusted Gross Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Income, and Adjusted Net Income per diluted share in conjunction with GAAP Net Income (loss) in evaluating the overall performance of the Company’s business operations. The Company believes that Adjusted Gross Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Income, and Adjusted Net Income per diluted share provide investors with additional tools for evaluating the Company’s core performance that are the same as management uses in its own evaluation of overall performance, as well as a baseline for assessing the future earnings potential of the Company. While GAAP results are more complete, the Company offers investors these supplemental metrics since, with reconciliations to GAAP, they may provide greater insight into the Company’s financial results. Management does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP financial measures should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

Forward-Looking Statements

This press release contains forward-looking statements, which are made pursuant to the safe harbor provisions of Private Securities Litigation Reform Act of 1995, including statements regarding expectations for future financial performance, expected growth and business outlook, and the benefits of the Company’s current service offerings. The forward-looking statements in this release do not constitute guarantees of future performance. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our history of operating losses and fluctuating operating results; our variable sales and implementation sales cycles, which may result in fluctuations in our quarterly results; risks associated with our expectations regarding our ability to maintain profitability; the highly competitive industry in which we operate and the relative immaturity of the market for our service offerings; the risk that our service offerings will not operate in the manner that we expect, including interruptions in service or errors or omissions that may occur in our rules engine and databases; and the evolving and complex governmental and regulatory compliance environment in which we and our clients operate. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances, or otherwise. For additional disclosure regarding these and other risks faced by the Company, see the disclosures contained in our public filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, under the heading Part I, Item IA “Risk Factors,” available on the Investors section of our website at http://www.athenahealth.com and on the SEC’s website at http://www.sec.gov.

athenahealth, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except per-share amounts)

	September	December
	30, 2009	31, 2008
Assets
Current assets:
Cash and cash equivalents	$27,473	$28,933
Short-term investments	77,090	58,061
Accounts receivable - net	26,850	23,236
Deferred tax assets	3,901	8,499
Prepaid expenses and other current assets	4,959	3,624
Total current assets	140,273	122,353

Property and equipment - net	23,280	20,871
Restricted cash	1,516	1,848
Software development costs - net	2,191	1,879
Purchased intangibles - net	1,686	1,925
Goodwill	5,284	4,887
Deferred tax assets	8,351	7,997
Other assets	1,163	662
Total assets	$183,744	$162,422

Liabilities & Stockholders' Equity
Current liabilities:
Current portion of long-term debt and capital lease obligations	$3,123	$2,038
Accounts payable	1,090	803
Accrued compensation	13,808	10,154
Accrued expenses	7,170	7,442
Deferred revenue	7,633	6,945
Interest rate derivative liability	506	881
Current portion of deferred rent	1,253	1,144
Total current liabilities	34,583	29,407
Deferred rent, net of current portion	7,742	8,662
Debt and capital lease obligations, net of current portion	8,954	8,378
Total liabilities	51,279	46,447

Stockholders' equity:
Preferred stock, $0.01 par value: 5,000 shares authorized; no shares issued and outstanding at September 30, 2009 and December 31, 2008, respectively	-	-
Common stock, $0.01 par value: 125,000 shares authorized; 34,949 shares issued, and 33,669 shares outstanding at September 30, 2009; 34,645 shares issued and 33,367 shares outstanding at December 31, 2008.	349	346
Additional paid-in capital	165,777	156,303
Treasury stock, at cost	(1,200)	(1,200)
Accumulated other comprehensive income (loss)	(128)	338
Accumulated deficit	(32,333)	(39,812)
Total stockholders' equity	132,465	115,975
Total liabilities and stockholders' equity	$183,744	$162,422

athenahealth, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per-share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Revenue:
Business services	$ 45,609	$ 33,080	$ 129,933	$ 92,159
Implementation and other	3,083	2,348	7,577	5,997
Total revenue	48,692	35,428	137,510	98,156

Expense:
Direct operating	19,652	14,932	57,110	41,795
Selling and marketing	8,963	6,275	24,850	16,308
Research and development	3,748	2,327	10,368	7,269
General and administrative	9,732	6,909	26,327	20,694
Depreciation and amortization	2,098	1,582	5,535	4,612
Total expense	44,193	32,025	124,190	90,678

Operating income	4,499	3,403	13,320	7,478

Other income (expense):
Interest income	216	412	938	1,517
Interest expense	(270)	(75)	(727)	(203)
(Loss) gain on interest rate derivative contract	(125)	-	375	-
Other income	96	38	211	87
Total other (expense) income	(83)	375	797	1,401

Income before income taxes	4,416	3,778	14,117	8,879
Income tax provision	(2,304)	(78)	(6,638)	(571)

Net income	$ 2,112	$ 3,700	$ 7,479	$ 8,308

Net income per share - Basic	$ 0.06	$ 0.11	$ 0.22	$ 0.26

Net income per share - Diluted	$ 0.06	$ 0.11	$ 0.22	$ 0.24

Weighted average shares used in computing net income per share
Basic	33,610	32,904	33,520	32,579
Diluted	34,900	34,825	34,707	34,780

athenahealth, Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Nine Months Ended
	September 30,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$7,479	$8,308
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,774	4,634
Amortization of discounts on investments	(366)	(491)
Provision for uncollectible accounts	369	348
Deferred income taxes	6,109	-
Excess tax benefit from stock-based awards	(1,705)	-
Gain on interest rate derivative contract	(375)	-
Stock-based compensation expense	6,115	3,534
Loss on disposal of property and equipment	-	(8)
Changes in operating assets and liabilities:
Accounts receivable	(3,983)	(6,976)
Prepaid expenses and other current assets	(1,335)	130
Accounts payable	412	309
Accrued expenses	3,116	3,648
Deferred revenue	688	2,291
Deferred rent	(811)	(1,163)
Other long-term assets	48	76
Net cash provided by operating activities	21,535	14,640

CASH FLOWS FROM INVESTING ACTIVITIES:
Capitalized software development costs	(1,759)	(939)
Purchases of property and equipment	(6,616)	(11,483)
Proceeds from sales and maturities of investments	58,000	18,500
Proceeds from sales of property and equipment	4,690	12
Purchases of investment in unconsolidated company	(550)	(250)
Purchases of short-term investments	(77,066)	(57,543)
Payments for acquisitions net of cash and cash equivalents acquired	(131)	(6,680)
Decrease (increase) in restricted cash	332	(135)
Net cash (used in) provided by investing activities	(23,100)	(58,518)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under stock plans	1,655	4,071
Payments on long-term debt and capital lease obligations	(2,978)	(526)
Proceeds from long-term debt	-	7,625
Deferred financing fees	-	(179)
Excess tax benefit from stock-based awards	1,705	-
Net cash provided by financing activities	382	10,991
Effects of exchange rate changes on cash and cash equivalents	(277)	(75)
Net increase (decrease) in cash and cash equivalents	(1,460)	(32,962)
Cash and cash equivalents at beginning of period	28,933	71,891
Cash and cash equivalents at end of period	$27,473	$38,929

Supplemental disclosures of non-cash items - Property and equipment recorded in accounts payable and accrued expenses	$871	$324

Supplemental disclosures of cash flow information - Cash paid for interest	$632	$183

Supplemental disclosures of cash flow information - Cash paid for taxes	$514	$-

Set forth below is a breakout of stock-based compensation expense for the three and nine months ended September 30, 2009 and 2008:

(unaudited, in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Stock-based compensation expense charged to:
Direct operating	$400	$250	$1,175	$542
Selling and marketing	535	341	1,578	989
Research and development	255	85	749	585
General and administrative	933	457	2,613	1,418
Total	$2,123	$1,133	$6,115	$3,534

Set forth below is a presentation of our “Adjusted Gross Margin”:

(unaudited, in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Total revenue	$48,692	$35,428	$137,510	$98,156
Direct operating expense	19,652	14,932	57,110	41,795
Total revenue less direct operating expense	29,040	20,496	80,400	56,361
Stock-based compensation expense allocated to direct operating expense	400	250	1,175	542
Amortization of purchased intangibles	80	22	239	22

Adjusted gross profit	$29,520	$20,768	$81,814	$56,925

Adjusted gross margin	60.6%	58.6%	59.5%	58.0%

Set forth below is a reconciliation of our “Adjusted EBITDA” to our net income, the most directly comparable financial measure calculated and presented in accordance with GAAP.

(unaudited, in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Revenue	$48,692	$35,428	$137,510	$98,156

Net income	2,112	3,700	7,479	8,308
Loss (gain) on interest rate derivative contract	125	-	(375)	-
Provision for income taxes	2,304	78	6,638	571
Acquisition-related expenses	651	-	651	-
Interest (income) expense, net	54	(337)	(211)	(1,314)
Other (income)	(96)	(38)	(211)	(87)
Amortization of purchased intangibles	80	22	239	22
Depreciation and amortization	2,098	1,582	5,535	4,612
Stock-based compensation expense	2,123	1,133	6,115	3,534

Adjusted EBITDA	$9,451	$6,140	$25,860	$15,646

Adjusted EBITDA margin	19.4%	17.3%	18.8%	15.9%

Set forth below is a reconciliation of our “Adjusted Operating Income” to our net income, the most directly comparable financial measure calculated and presented in accordance with GAAP:

(unaudited, in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Revenue	$48,692	$35,428	$137,510	$98,156

Net income	2,112	3,700	7,479	8,308
Loss (gain) on interest rate derivative contract	125	-	(375)	-
Provision for income taxes	2,304	78	6,638	571
Acquisition-related expenses	651	-	651	-
Interest (income) expense, net	54	(337)	(211)	(1,314)
Other (income)	(96)	(38)	(211)	(87)
Amortization of purchased intangibles	80	22	239	22
Stock-based compensation expense	2,123	1,133	6,115	3,534

Adjusted operating income	$7,353	$4,558	$20,325	$11,034

Adjusted operating income margin	15.1%	12.9%	14.8%	11.2%

Set forth below is a reconciliation of our “Adjusted Net Income” and “Adjusted Net Income per diluted share” to our net income, the most directly comparable financial measure calculated and presented in accordance with GAAP.

(unaudited, in thousands, except per-share amounts)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Net income	$2,112	$3,700	$7,479	$8,308
Other (income)	(96)	(38)	(211)	(87)
Acquisition-related expenses	651	-	651	-
Loss (gain) on interest rate derivative contract	125	-	(375)	-
Amortization of purchased intangibles	80	22	239	22
Stock-based compensation expense	2,123	1,133	6,115	3,534

Adjusted net income	4,995	4,817	13,898	11,777

Weighted average shares - diluted	34,900	34,825	34,707	34,780

Adjusted net income per share - diluted	$0.14	$0.14	$0.40	$0.34

CONTACT:
athenahealth, Inc.
Jennifer Heizer (Investors), 617-402-1322
Senior Manager, Investor Relations
investorrelations@athenahealth.com
or
John Hallock (Media), 617-402-1428
Director, Corporate Communications
media@athenahealth.com